UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2011

MICROSEMI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-08866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Enterprise, Aliso Viejo, California		92656
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

(949) 380-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 28, 2011, as amended by Amendment No. 1 to Form 8-K filed with the SEC on November 9, 2011 (the “Initial Form 8-K”), on October 26, 2011, Microsemi Corporation (“Microsemi”), through its indirect wholly-owned subsidiary 0916753 B.C. ULC (“Purchaser”), completed its acquisition of Zarlink Semiconductor Inc. (“Zarlink”) pursuant to the previously announced Support Agreement dated September 21, 2011 by and among Microsemi, Purchaser and Zarlink. This Amendment No. 2 to Form 8-K is being filed to amend Item 9.01 of the Initial Form 8-K to include the financial statements of Zarlink. Such information should be read in conjunction with the Initial Form 8-K.

Item 9.01 Financial Statement and Exhibits

(a) Financial statements of businesses acquired.

The following financial audited statements and related report of independent registered chartered accountants are filed herewith as Exhibit 99.2:

•	Audited consolidated balance sheets of Zarlink as of March 25, 2011 and March 26, 2010; and

•	Audited consolidated statements of income (loss), changes in shareholders’ equity and cash flows of Zarlink for each of the years ended March 25, 2011, March 26, 2010 and March 27, 2009.

The following unaudited interim financial statements are filed herewith as Exhibit 99.3:

•	Unaudited consolidated balance sheet of Zarlink as of June 24, 2011; and

•	Unaudited consolidated statements of income and consolidated statements of cash flows of Zarlink for the three months ended June 24, 2011 and June 25, 2010.

(b) Pro forma financial information.

The following pro forma financial information and related footnotes are filed herewith as Exhibit 99.4:

•	Unaudited pro forma condensed combined balance sheet as of July 3, 2011; and

•	Unaudited pro forma condensed combined income statements for the twelve months ended October 3, 2010 and nine months ended July 3, 2011.

(d) Exhibits

Exhibit No.	Description

10.1	Support Agreement, dated September 21, 2011, by and among 0916753 B.C. ULC, Microsemi Corporation and Zarlink Semiconductor Inc. (incorporated by reference to Exhibit 1.2 to Amendment No. 3 to Microsemi Corporation’s Schedule 14D-1F, filed with the Commission on September 26, 2011).

10.2	Amendment No. 2 to Credit Agreement, dated as of October 13, 2011, by and among Microsemi Corporation, Morgan Stanley Senior Funding, Inc., Morgan Stanley & Co. LLC and the lenders referred to therein (incorporated by reference to Exhibit 10.1 to Microsemi Corporation’s Current Report on Form 8-K, filed with the Commission on October 19, 2011).

23.1	Consent of Independent Registered Chartered Accountants, filed herewith.

99.1	Press release issued by Microsemi Corporation on October 25, 2011 (incorporated by reference to Exhibit 1.7 to Amendment No. 7 to Microsemi Corporation’s Schedule 14D-1F, filed with the Commission on October 25, 2011).

99.2	Audited Financial Statements of Zarlink Semiconductor, Inc., filed herewith.

99.3	Unaudited Financial Statements of Zarlink Semiconductor, Inc., filed herewith.

99.4	Unaudited Pro Forma Financial Information, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSEMI CORPORATION
(Registrant)

Date: December 28, 2011

/s/ John W. Hohener
John W. Hohener
Executive Vice President,
Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Support Agreement, dated September 21, 2011, by and among 0916753 B.C. ULC, Microsemi Corporation and Zarlink Semiconductor Inc. (incorporated by reference to Exhibit 1.2 to Amendment No. 3 to Microsemi Corporation’s Schedule 14D-1F, filed with the Commission on September 26, 2011).

10.2	Amendment No. 2 to Credit Agreement, dated as of October 13, 2011, by and among Microsemi Corporation, Morgan Stanley Senior Funding, Inc., Morgan Stanley & Co. LLC and the lenders referred to therein (incorporated by reference to Exhibit 10.1 to Microsemi Corporation’s Current Report on Form 8-K, filed with the Commission on October 19, 2011).

23.1	Consent of Independent Registered Chartered Accountants, filed herewith.

99.1	Press release issued by Microsemi Corporation on October 25, 2011 (incorporated by reference to Exhibit 1.7 to Amendment No. 7 to Microsemi Corporation’s Schedule 14D-1F, filed with the Commission on October 25, 2011).

99.2	Audited Financial Statements of Zarlink Semiconductor, Inc., filed herewith.

99.3	Unaudited Financial Statements of Zarlink Semiconductor, Inc., filed herewith.

99.4	Unaudited Pro Forma Financial Information, filed herewith.